UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 18, 2004

Delphi Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive Troy, MI	48098
(Address of Principal Executive Offices)	(Zip Code)

(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Delphi Corporation (“Delphi”) today released financial information containing highlighted financial data for the three and nine months ended September 30, 2004. A copy of the press release is attached as exhibit 99 (a) hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit
Number	Description

99 (a)	Press Release dated October 18, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: October 18, 2004
By: /s/ JOHN D. SHEEHAN (John D. Sheehan, Chief Accounting Officer and Controller)

1

EXHIBIT INDEX

Exhibit
Number	Description

99 (a)	Press Release dated October 18, 2004.

3